UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2019 (March 15, 2019)

Harvest Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	83-0656612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 750, Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On March 15, 2019, Colby Dunn notified the Board of Directors (the “Board”) of Harvest Oil & Gas Corp. (the “Company”) of his decision to resign from his positions as Chairman of the Board and member of the Board, effective as of such date. Prior to his resignation, Mr. Dunn served on the Compensation Committee of the Board. Mr. Dunn’s decision to resign is for personal reasons and not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On March 15, 2019, the Board appointed Tim Caflisch to serve as a member of the Board, effective immediately upon Mr. Dunn’s resignation. The Board also appointed Mr. Caflisch to serve as a member of the Compensation Committee. There are no arrangements or understandings between Mr. Caflisch and any other persons pursuant to which Mr. Caflisch was selected as a director of the Company. In connection with his election to the Board, Mr. Caflisch entered into the Company’s standard indemnification agreement for directors and officers. Mr. Caflisch does not have any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Also on March 15, 2019, the Board appointed Steven J. Pully, a current member of the Board, to serve as Chairman of the Board.

Item 7.01	Regulation FD Disclosure.

On March 18, 2019, the Company issued a press release with respect to the changes to the Board described in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press release issued March 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Oil & Gas Corp.

March 18, 2019	By:	/s/ Michael E. Mercer
Michael E. Mercer
President and Chief Executive Officer